                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form
10-K, into the Company's previously filed Registration Statements File No.'s
333-71, 33-16239, 333-36202 and 33-49889.

ARTHUR ANDERSEN LLP
/S/ Arthur Andersen LLP

Houston, Texas
April 10, 2002